UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

BrightSpire Capital, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

590 Madison Avenue, 33rd Floor
New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (212) 547-2631

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	BRSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2024, BrightSpire Capital, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected the six persons listed below as directors of the Company, each to serve until the Company’s 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified; (ii) approved in an advisory vote the compensation paid to the Company’s named executive officers as of December 31, 2023; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Set forth below are the voting results for each of the proposals voted upon by the Company’s stockholders at the Annual Meeting:

Proposal 1 — Election of Directors

The following persons comprising the entire Board of Directors of the Company were duly elected as directors of the Company to serve until the Company’s 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, by the following vote:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Catherine D. Rice	71,335,167	956,423	175,465	25,352,808
Kim S. Diamond	70,570,682	1,713,740	182,633	25,352,808
Catherine Long	70,372,944	1,924,693	169,418	25,352,808
Vernon B. Schwartz	71,144,877	1,137,522	184,656	25,352,808
John E. Westerfield	64,995,247	7,257,321	214,487	25,352,808
Michael J. Mazzei	71,232,240	852,428	382,387	25,352,808

Proposal 2 — Approval (on an advisory, non-binding basis) of Executive Compensation

The Company’s stockholders approved (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as of December 31, 2023 as described in the Compensation Discussion and Analysis and executive compensation tables of the proxy statement for the Annual Meeting. The table below sets forth the voting results for this proposal:

For	Against	Abstentions	Broker Non-Votes
69,370,153	2,207,450	889,452	25,352,808

Proposal 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, by the following vote:

For	Against	Abstentions	Broker Non-Votes
96,821,072	810,429	188,362	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2024	BRIGHTSPIRE CAPITAL, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel and Secretary